EXHIBIT 10.65.1

                               FIRST AMENDMENT TO

                           JOINT DEVELOPMENT AGREEMENT

     This First Amendment (the "Amendment") to that certain Joint Development Agreement (the "Agreement") entered into dated effective as of February 10, 1999, by and between BRIGHAM OIL & GAS, L.P. ("Brigham") and ASPECT RESOURCES LLC ("Aspect") (Brigham and Aspect being sometimes referred to herein individually as a "Party" and collectively as the "Parties"), is dated effective as of May 1, 1999.

                                       I.
                                  DEFINED TERMS

     Unless a term is specifically defined in this Amendment, all capitalized terms shall have the defined meaning set forth in the Agreement.

                                       II.
                        AMENDMENT TO EXPAND SUBJECT LANDS

     The Parties hereby agree that Exhibit A to the Agreement is replaced with Exhibit A which is attached hereto and incorporated herein for all purposes.

                                      III.
                       AMENDMENT TO PROVIDE FOR AVO COSTS

     In addition to and without limitation of its other funding obligations under the Agreement, Aspect hereby agrees to pay Brigham for the actual third-party costs that are incurred to purchase processed amplitude versus offset ("AVO") data covering approximately 65.64 square miles of land within the Subject Lands which is generally outlined on Exhibit B attached hereto. Brigham shall not be required to reimburse Aspect for any of the costs described in this
Article III, regardless of whether or not Brigham exercises its partial payback election which is set forth in Article II of the Agreement.

     The Parties estimate that the AVO processing and analysis costs will total approximately $400 per square mile. Following Aspect's receipt of an invoice from Brigham, Aspect shall promptly reimburse Brigham for the total costs incurred to acquire the AVO data, but in any event such payment shall be made within 30 days of Aspect's receipt of the invoice.

     In return for Aspect funding the above-described AVO costs, Brigham shall interpret the resulting AVO data and, subject to the restrictions that have been imposed by the seismic contractor or other party licensing the seismic data to Brigham, Brigham shall immediately share the results of such interpretation with Aspect during the AMI Term.


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     ASPECT  UNDERSTANDS  AND AGREES THAT BRIGHAM  MAKES NO  REPRESENTATIONS  OR
WARRANTIES OF ANY KIND AS TO THE AVO DATA OR INTERPRETATIONS THAT MAY BE PROVIDED TO ASPECT BY BRIGHAM, INCLUDING WITHOUT LIMITATION, THEIR FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR ACCURACY, AND BRIGHAM HEREBY DISCLAIMS ANY AND ALL SUCH REPRESENTATIONS OR WARRANTIES, AND ANY USE OF SUCH AVO DATA OR INTERPRETATIONS BY ASPECT, OR ANY ACTION TAKEN BY ASPECT SHALL BE BASED SOLELY ON THEIR OWN JUDGMENT, AND NEITHER BRIGHAM , OR ITS SUCCESSORS OR ASSIGNS, SHALL BE LIABLE OR RESPONSIBLE TO ASPECT OR ITS SUCCESSOR OR ASSIGNS FOR ANY LOSS, COST, DAMAGES, OR EXPENSE WHATSOEVER, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCURRED OR SUSTAINED AS A RESULT OF THE USE OF OR RELIANCE UPON SUCH AVO DATA OR INTERPRETATIONS, REGARDLESS OF WHETHER OR NOT SUCH LOSS, COST,
DAMAGE OR EXPENSE IS FOUND TO RESULT IN WHOLE OR IN PART FROM THE SOLE OR CONCURRENT NEGLIGENCE OR OTHER FAULT OF BRIGHAM.

                                       IV.
                                  MISCELLANEOUS

     Except as expressly modified herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.

     This Amendment may be executed in multiple counterparts, each of which shall be binding upon the signing Party or Parties thereto as fully as if all Parties had executed one instrument, and all of such counterparts shall constitute one and the same instrument. If counterparts of this Amendment are executed, the signatures of the Parties, as affixed hereto, may be combined in and treated and given effect for all purposes as a single instrument. However, anything to the contrary contained herein notwithstanding, this Amendment shall not be binding upon any Party hereto unless and until all of the Parties sign a counterpart thereof.

     IN WITNESS WHEREOF this Amendment is executed by the Parties on the dates set forth opposite their respective signatures below but is effective for all purposes as of the date first set forth above.


BRIGHAM OIL & GAS, L.P.                     ASPECT RESOURCES LLC
by Brigham, Inc.                            by Aspect Management Corporation
its Managing General Partner                its Manager


By: /s/ Ben M. Brigham                      By:  /s/ Alex Campbell
    -------------------------------------      ---------------------------------
Ben M. Brigham, President                   Alex Campbell, Vice President

Date:          9/28/99                      Date:          9/30/99
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